Exhibit 10.2

AMENDED AND RESTATED EXCLUSIVE LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amended and Restated Exclusive License, Development and Commercialization Agreement (this “Agreement”) is made effective as of July 5, 2018 (the “Effective Date”) by and between Pacira Pharmaceuticals, Inc., a California corporation with a principal place of business at 5 Sylvan Way, Parsippany, New Jersey U.S. 07054 (“Pacira”) and Aratana Therapeutics, Inc., a Delaware corporation with a place of business at 11400 Tomahawk Creek Parkway Suite 340 Leawood, KS 66211 (“Aratana”).  Pacira and Aratana are each hereafter referred to individually as a “Party” and together as the “Parties.”

WHEREAS, Pacira owns the global rights to develop and commercialize the Licensed Product (as hereinafter defined);

WHEREAS, Aratana has significant expertise in developing and commercializing pharmaceutical products in the Field (as hereinafter defined); and

WHEREAS, the Parties entered into an Exclusive License, Development and Commercialization Agreement dated December 5, 2012 (the “Original Agreement”) related to the Licensed Product; and

WHEREAS, the Parties desire to amend and restate the Original Agreement in its entirety as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows.

1.    DEFINITIONS

1.1    “10ml Vial” shall mean a 10ml vial (without commercial labeling and packaging) containing the Licensed Product.

1.2    “20ml Vial” shall mean a 20ml vial (without commercial labeling and packaging) containing the Licensed Product.

1.3    “Affiliate” shall mean with respect to any entity, any other entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such entity.  For purposes of this Section 1.1, “control” means ownership, directly or indirectly through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

1.4    Intentionally Omitted

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.5    “Administrative NADA” is a new animal drug application that is submitted after all of the technical sections that fulfill the requirements for the approval of the new animal drug application under 21 CFR 514.1 have been reviewed by CVM and CVM has issued a technical section complete letter for each of those technical sections.

1.6    “Adverse Event” shall mean any unexpected, unusual, or untoward medical occurrence during the Development or Commercialization of the Licensed Product whether or not considered related to the Licensed Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of such Licensed Product.

1.7     “Amended Supply Agreement” shall have the meaning set forth in Section 2.3.2.

1.8    “Aratana Indemnitees” shall have the meaning set forth in Section 9.1.2.

1.9    “Chairperson” shall have the meaning set forth in Section 3.1.1.

1.10    “Client-owned Animal Subject” shall mean any animal (pet) owned by a Third Party (and not a laboratory or test animal purchased by or on behalf of Aratana for experimental purposes).

1.11    “Clinical Data” shall have the meaning set forth in Section 3.2(a).

1.12    “Commercialize” or “Commercialization” shall mean any and all activities, excluding Development or manufacturing, necessary or desirable to realize and maximize commercial sales of the Licensed Product in accordance with applicable law, including distributing, importing, transporting, customs clearance, export, warehousing, packing, handling and delivering to customers, as well as offering for sale and sales, marketing, promoting and reimbursement related activities, including booking sales.  When used as a verb “Commercialize” means to engage in Commercialization.

1.13    “Commercially Reasonable Efforts” shall mean the use of commercially reasonable efforts and the dedication of commercially reasonable resources.  With respect to the Licensed Product, Commercially Reasonable Efforts means efforts and diligence in, as applicable, Development or Commercialization of Licensed Product that is in accordance with the efforts and resources a reasonably comparable animal health company (in the case of Aratana) or specialty pharmaceutical company (in the case of Pacira) would use for a product owned by it and to which it has exclusive rights which is of similar market potential and at a similar stage of its product life as the Licensed Product, taking into account the establishment of the Licensed Product in the marketplace, the proprietary position of the Licensed Product, the regulatory and reimbursement structure involved and the profitability of the Licensed Product.  Commercially Reasonable Efforts shall be determined on a jurisdiction by jurisdiction basis within the Territory for the Licensed Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.14    “Confidential Information” shall mean with respect to a Party (the “Receiving Party”), all information which is disclosed by the other Party (the “Disclosing Party”) to the Receiving Party hereunder or to any of its employees, consultants, Affiliates, licensee or Sublicensees, except to the extent that the Receiving Party can demonstrate by written record or other suitable physical evidence that such information, (a) as of the date of disclosure is demonstrably known to the Receiving Party or its Affiliates other than by virtue of a prior confidential disclosure to such Party or its Affiliates; (b) as of the date of disclosure is in, or subsequently enters, the public domain, through no fault or omission of the Receiving Party; (c) is obtained from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the Disclosing Party; or (d) is independently developed by or for the Receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party.  Confidential Information shall include all information disclosed to or accessible by Aratana or Pacira, as the case may be, relating to the subject matter of this Agreement prior to the Effective Date.

1.15    “Control” or “Controlled” shall mean with respect to Pacira the possession by ownership or contract by Pacira, as the result of its pending or issued intellectual property rights, of the right to exclude Third Parties from Developing and commercializing a given compound, product, or process.

1.16    “CVM” shall mean the Center for Veterinary Medicine (and any successor authority) of the FDA.

1.17    “Delivery” means Pacira making available at the loading docks of the manufacturing facilities the bulk vials of the Licensed Product for collection by Aratana or its nominated carrier.

1.18    “Development” and “Develop” shall mean all activities relating to research and development in connection with seeking, obtaining and/or maintaining any Regulatory Approval of the Licensed Product throughout the Territory in the Field, including all development activities, all animal clinical studies and all other activities relating to seeking, obtaining and/or maintaining any Regulatory Approvals from any Regulatory Authority, but excluding any manufacturing activities.

1.19    “Development Plan” shall have the meaning set forth in Section 3.1.

1.20    “Drug Approval Application” shall mean any application for Regulatory Approval including, without limitation, (a) any application filed with the FDA and (b) any equivalent application filed with any Foreign Regulatory Authority for Regulatory Approval required prior to any sale or use or any Commercialization of a Licensed Product in any country or jurisdiction in the Territory.

1.21    “European Union” shall mean the member states of the European Union, as may exist from time to time, which as of the date hereof include Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Slovenia, Spain, Sweden and United Kingdom, and all other countries which accede to the European Union during the Term.

1.22    “EXPAREL®” shall mean Bupivacaine Liposome Injectable Suspension – NDA #022496.

1.23    “Ex-U.S.” shall mean any jurisdiction in the Territory residing outside the United States of America.

1.24    “Ex-U.S. Development Costs” shall have the meaning set forth in Section 5.4.1.

1.25    “Ex-U.S. Sublicense” shall have the meaning set forth in Section 2.2.1.

1.26    “Ex-U.S. Sublicensee” shall have the meaning set forth in Section 2.2.1.

1.27    “FDA” shall mean the U.S. Food and Drug Administration and any successor agency or authority thereto.

1.28    “First Commercial Sale” shall mean with respect to the Licensed Product, on a jurisdiction-by-jurisdiction basis in the Territory, the date when Aratana or any Affiliate or any Sublicensee first sells or otherwise commercially disposes of such Licensed Product for use or consumption in the Field after receipt of the relevant Regulatory Approval in such jurisdiction.

1.29    “Field” shall mean all prophylactic or therapeutic uses of the Licensed Product for veterinary use.  For the avoidance of doubt, the Field shall not include use of the Licensed Product in humans.

1.30    “Foreign Regulatory Authorities” shall mean any applicable supranational, national, federal, provincial, state or local regulatory agency, department, bureau or other Governmental Authority of any country or jurisdiction in the Territory (other than the United States of America), having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.

1.31    “Generic Intrusion” shall mean, on a jurisdiction-by-jurisdiction basis, the launch in such jurisdiction in the Territory in the Field of an extended release injectible bupivacaine referencing any Drug Approval Application which is deemed bioequivalent or directly substitutable to the Licensed Product by a Regulatory Authority in the respective jurisdiction of the Territory.

1.32    “Governmental Authority” shall mean any governmental or quasi-governmental department, commission, board, bureau, agency, court or other instrumentality of any country or jurisdiction in the Territory or any political subdivision thereof.

1.33    “JCCC” shall have the meaning set forth in Section 3.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.34    “Know-How” shall mean all information, data, knowledge, discoveries and trade secrets whether or not reduced to writing pertinent to the Licensed Product or to the manufacture, use or sale of the Licensed Product now or hereafter Controlled by Pacira.

1.35    “Law” shall mean all laws, treaties, statutes, ordinances, judgments, decrees, rules, codes, injunctions, writs, regulations, binding arbitration rulings, orders, and judicial or administrative interpretations or promulgations of any Governmental Authority having jurisdiction over the transactions contemplated hereunder.

1.36    “Licensed Patent Rights” shall mean any patents and patent applications, having claims directed to or providing exclusivity to the Licensed Product, or to the acquisition, manufacture, use, method of use, performance, sale, offer for sale, importation or other disposition of the Licensed Product that is owned or Controlled by Pacira, including but not limited to those patents and patent applications described in Schedule 1.36 attached hereto, and any divisional, continuation, continuation-in-part, reissue, reexamination, confirmation, revalidation, registration, patent of addition, renewal, extension, substitute or foreign counterparts thereof, or any patent issuing therefrom or any supplementary protection certificates related thereto.

1.37    “Licensed Product” shall mean DepoBupivacaine™ Extended Release Liposome Injection for use in the Field.

1.38    “Licensed Product Infringement Claim” shall mean a claim or action alleging infringement of any claim of any patent or other proprietary right of a Third Party in the Territory by the manufacture, use or sale of the Licensed Product by Aratana, its Affiliates, or Sublicensees but which claim or action does not also allege any infringement of such claim of any patent or other proprietary right of a Third Party by the manufacture, use or sale of EXPAREL® in the human field.

1.39    “Minimum Annual Revenue” shall have the meaning set forth in Section 10.2.6.

1.40    “Net Sales” shall mean the total gross sales of all Licensed Product invoiced and actually collected by Aratana, its Affiliates or any Sublicensees (or a further sublicensee of a Sublicensee) to Third Parties throughout the Territory, less the following amounts actually deducted or allowed during the applicable reference period (regardless of the period in which such related sales were made):

(a)    transport, freight and insurance costs;

(b)    sales and excise taxes and duties;

(c)    normal and customary trade, quantity and cash discounts and rebates;

(d)    refunds and chargebacks;

(e)    actual rebates and credits or allowances allowed to customers in respect thereof; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(f)    amounts repaid or credited for actually returned or recalled Licensed Product.

Notwithstanding anything else contained in this Section 1.40, the supply or other disposition of Licensed Product at no cost or charge to the recipient (x) as reasonable quantities of samples consistent with industry practice (y) for use in non-clinical or clinical studies or (z) for use in any tests or studies reasonably necessary to comply with any law, regulation or request by any Regulatory Authority shall not be included in the calculation of Net Sales.

1.41    “OctoPlus” means OctoPlus Sciences B.V.

1.42    “OctoPlus Agreement” means that certain Non-Exclusive License Agreement, dated September 9, 2010, between Pacira and OctoPlus, as amended, supplemented or modified from time to time.

1.43    “Other Jurisdictions” shall have the meaning set forth in Section 10.2.3.

1.44    “Pacira Indemnitees” shall have the meaning set forth in Section 9.1.1.

1.45    “Pacira Intellectual Property” shall have the meaning set forth in Section 2.4.

1.46    “Primary Territory” shall mean the United States, its territories and possessions, the SP Royalty Territory and the other countries of the European Union.

1.47    “RDF” shall mean Research Development Foundation.

1.48    “RDF Agreement” shall mean that certain Assignment Agreement between Pacira (as successor to SkyePharma, Inc.) and RDF dated February 9, 1994, as amended, supplemented or modified from time to time.

1.49    “Regulatory Approval” shall mean any and all approvals or authorizations of any kind of any Regulatory Authority necessary required prior to any commercial marketing, sale or use of the Licensed Product (or any component thereof) for use in the Field in any country or jurisdiction in the Territory for a particular indication in the Field.  For clarity, Regulatory Approval: (i) in the United States shall consist of approval by the FDA of the Administrative NADA; and (ii) shall not include any approvals, licenses, registrations or authorizations necessary for the manufacture or supply of the Licensed Product, or any component thereof, by Pacira to Aratana or its Affiliates or Sublicensees.

1.50    “Regulatory Authority” shall mean the FDA or any Foreign Regulatory.

1.51    “Renewal Term” shall have the meaning set forth in Section 10.1.

1.52    “Royalty Rate” shall have the meaning set forth in Section 5.3.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.53    “Shared Infringement Claim” shall mean a claim or action alleging infringement of any claim of any patent or other proprietary right of a Third Party in the Territory by the manufacture, use or sale of the Licensed Product by Aratana, its Affiliates, or Sublicensees and which claim or action also alleges infringement of such claim of any patent or other proprietary right of a Third Party by the manufacture, use or sale of EXPAREL® in the human field.

1.54    “SkyePharma” shall mean SkyePharma Holding, Inc.

1.55    “SkyePharma Agreement” shall mean that certain Stock Purchase Agreement among Pacira (as successor to Blue Acquisition Corp.), SkyePharma and SkyePharma, Inc. dated January 8, 2007.

1.56    “Sublicensee” shall mean any Affiliate or Third Party to whom Aratana grants, in accordance with the terms of this Agreement, a sublicense of some or all of the rights granted to Aratana under this Agreement.

1.57    Intentionally Omitted.

1.58    “SP Royalty” shall mean [***]% of Net Sales payable to SkyePharma per the SkyePharma Agreement.

1.59    “SP Royalty Territory” shall mean the United Kingdom, Italy, France, Germany, Spain and Japan.

1.60    “Term” shall have the meaning set forth in Section 10.1.

1.61    “Territory” shall mean worldwide.

1.62    “Third Party” shall mean any person or entity other than Aratana, Pacira and their respective Affiliates or Sublicensees.

1.63    “Trademark(s)” shall mean (i) EXPAREL® and (ii) any other trademark or trademarks including logo mark and/or trade dress selected by, registered or owned by Pacira, its Affiliates or sublicensees in connection with the promotion and marketing of EXPAREL in the Territory.

1.64    “Upfront Payment Amount” shall have the meaning set forth in Section 5.1.

1.65    “U.S. Development Costs” shall have the meaning set forth in Section 5.4.3.

1.66    “U.S. Sublicense” shall have the meaning set forth in Section 2.2.2.

1.67    “U.S. Sublicensee” shall have the meaning set forth in Section 2.2.2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

In this Agreement, unless the context requires otherwise:

(a)    the headings are included for convenience only and shall not affect the construction of this Agreement;

(b)    words denoting the singular shall include the plural and vice versa;

(c)    words denoting one gender shall include each gender and all genders;

(d)    the words “include” or “including” shall mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list; and

(e)    any reference to an enactment or statutory provision is a reference to it as it may have been, or may from time to time be amended, modified, consolidated or reenacted.

The Schedules to this Agreement comprise part of and shall be construed in accordance with the terms of this Agreement.

2.    GRANT OF RIGHTS

2.1    Grant of License.  Pacira hereby grants to Aratana an exclusive (even as to Pacira) royalty-bearing license, including the limited right to grant sublicenses (as provided herein), to the Licensed Patent Rights and Pacira’s Know-How to Develop, register, use, have used, distribute, have distributed, sell, offer for sale, have sold, import, have imported and Commercialize, the Licensed Product in the Territory, solely for any and all uses within the Field.  The license granted hereunder shall specifically not include the right of Aratana or any Affiliate or Sublicensee of Aratana to manufacture the Licensed Product or to utilize the Trademarks in connection with the Development or Commercialization of the Licensed Product.

2.2    Right to Sublicense.

2.2.1    Sublicenses Outside the United States.  Aratana shall have the limited right to grant sublicenses under the license set forth in Section 2.1 to Develop and Commercialize the Licensed Product outside the United States (an “Ex-U.S. Sublicense”), solely for any and all uses within the Field; provided, however, that (i) Aratana shall provide Pacira periodic updates of its ex-US sublicensing activities at each meeting of the JCCC (as hereinafter defined); (ii) Pacira shall be notified of the proposed grant of an Ex-U.S. Sublicense to any and all potential Sublicensees outside the United States (an “Ex-U.S. Sublicensee”), for approval by Pacira which approval shall not be unreasonably withheld together with a copy of the proposed Ex-U.S. Sublicense, such approval to be determined within [***] calendar days of receipt of the notice and copy of the proposed sublicense; (iii) any and all Ex-U.S. Sublicenses shall be consistent with all the terms and conditions of this Agreement and shall require the Ex-U.S. Sublicensee to comply fully with the obligations imposed by this Agreement; and (iv) following execution of such Ex-U.S. Sublicense, Aratana shall provide Pacira with a copy of each such Ex-U.S. Sublicense and any supplements, amendments or modifications within [***] calendar days of execution.  Aratana will be fully responsible under this Agreement for the actions and omissions of such Ex-U.S. Sublicensees as if such actions or omissions were its own.  Aratana will not grant an Ex-U.S. Sublicense other than as permitted in this Section 2.2.1.  Notwithstanding the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

foregoing, any Ex-U.S. Sublicense shall not provide the Ex-U.S. Sublicensee with the right to grant further sublicenses under such Ex-U.S. Sublicense unless such further sublicense is expressly conditioned upon the prior written consent of Pacira, which consent may be withheld by Pacira in its absolute discretion.

2.2.2    Sublicenses Within United States.  In the event Aratana determines to sublicense all or any portion of the rights granted in the United States in the Field hereunder to an Affiliate or Third Party (a “U.S. Sublicense”), the Parties will work together to find the appropriate partner.  Any such U.S. Sublicense, including any supplement, amendment or modification thereto, will require the written consent of Pacira, which consent will be considered in the good-faith business judgment of Pacira but may be withheld by Pacira in its sole discretion.  Any and all U.S. Sublicenses shall be consistent with all the terms and conditions of this Agreement and shall require each Sublicensee under a U.S. Sublicense (a “U.S. Sublicensee”) to comply fully with the obligations imposed by this Agreement and, following execution of such U.S Sublicense, Aratana shall provide Pacira with a copy of each such U.S. Sublicense within [***] calendar days of execution.  Aratana will be fully responsible under this Agreement for the actions and omissions of each U.S. Sublicensee as if such actions or omissions were its own.  Aratana will not grant a U.S. Sublicense other than as permitted in this Section 2.2.2.  Notwithstanding the foregoing, any U.S. Sublicense shall not provide the U.S. Sublicensee with the right to grant further sublicenses under such U.S. Sublicense unless such further sublicense is expressly conditioned upon the prior written consent of Pacira, which consent may be withheld by Pacira in its absolute discretion.

2.3    Manufacturing.

2.3.1    Exclusive Supplier.  During the Term, Pacira shall be the exclusive supplier of the Licensed Product to Aratana.  Neither Aratana nor any Affiliate or Sublicensee shall have the right to make or have made the Licensed Product in the Territory.

2.3.2    Supply Agreements.  Concurrently herewith, the Parties are entering into an amended supply agreement attached hereto as Exhibit A (the “Amended Supply Agreement”), pursuant to which Pacira is agreeing to supply 20ml Vials and 10ml Vials to Aratana at the prices contemplated thereby Aratana shall be responsible for its own costs and expenses related to the labeling, packaging, transport of all vials provided by Pacira and as detailed in the Amended Supply Agreement.

2.4    Ownership.  Aratana shall own all right, title and interest in any Drug Approval Application during the Term and all trade names, trademarks and trade dress utilized in the Commercialization of the Licensed Product.  Pacira shall own all right, title and interest in and to the Licensed Patent Rights, Know How and Trademarks (collectively “Pacira Intellectual Property”).  To the extent any rights, title or interest in or to any Pacira Intellectual Property would otherwise vest in Aratana, any of its Affiliates or any of their respective personnel or contractors, Aratana hereby assigns (and shall cause Aratana’s Affiliates and the respective personnel and contractors of Aratana or Aratana’s Affiliates to assign) all such rights, title and interest to Pacira.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.    DEVELOPMENT/COMMERCIALIZATION OF LICENSED PRODUCTS

3.1    Joint Clinical and Commercial Committee.  The Joint Clinical and Commercial Committee (“JCCC”) which was established following the effective date of the Original Agreement shall continue to direct Development and Commercialization of the Licensed Product, including but not limited to the sharing by both parties of information on Development of the Licensed Product, sublicensing and other business development activities of Aratana related to the Licensed Product, intellectual property management and Commercialization, and ensuring any plans for Development or Commercialization of the Licensed Product will not be adverse to, materially conflict with, or interfere with any regulatory approval, manufacture, marketing authorization or marketing efforts for EXPAREL® outside of the Field.  The JCCC will consist of an equal number of, and not less than [***], representatives of each Party, as determined by the CEO of each Party.  Any decisions made by the JCCC shall be unanimous with each Party’s representatives collectively having one vote.  The JCCC shall have the following powers and duties:

•

Oversee the Development of the Licensed Product in the Field, including but not limited to the clinical development program, which shall be reviewed and subject to the approval of the JCCC (the “Development Plan”);

•	Review, coordination and approval of any scientific publications relating to the Licensed Product;
•	Review and approval of any Commercialization plans for the Licensed Product in the Territory;
•	Review of any sublicensing or business development activities related to the Licensed Product in the Field;
•	Review and recommend whether to continue to Commercialize the Licensed Product in a jurisdiction following Generic Intrusion in such jurisdiction; and
•	Such other powers and duties as agreed to by the Parties.

3.1.1    Chairmanship.  One JCCC representative from a Party shall chair the JCCC (the “Chairperson”) on a rotating annual calendar year basis, alternating between a representative from Aratana and a representative from Pacira, with the initial Chairperson to be from [***].  The Chairperson shall send notices and agendas for all JCCC meetings to all JCCC members and ensure review and approval of the minutes of each JCCC meeting within [***] calendar days of adjournment of a JCCC meeting.

3.1.2    Meetings.  The JCCC will meet as needed upon request from at least one of the Parties to the then-current Chairperson, but not less than [***].  At each meeting, the Parties shall provide updates on the status of their respective responsibilities.  Meetings may be

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

held by teleconference, videoconference or in person, as mutually agreed upon by the Parties.  At each meeting, a secretary shall by appointed by the Chairperson to record meeting minutes.  Within [***] calendar days after a meeting, the Chairperson shall circulate draft minutes to the Parties for review, comment and distribution, in order to finalize the minutes within [***] calendar days of such meeting.

3.1.3    Dispute Resolution.  If a dispute arises in connection with the Development Plan, Commercialization of the Licensed Product or any other issue addressed by the JCCC, the JCCC shall confer immediately and use commercially reasonable efforts to resolve the dispute or issue within [***] calendar days of their initial conference.  No such dispute or issue shall be considered resolved until the JCCC has unanimously agreed to the resolution; provided, however, that if the JCCC does not reach consensus, within a [***] calendar day period, the resolution of the dispute or issue shall be made by the JCCC representatives of Aratana unless such resolution in the opinion of any member of the JCCC would be reasonably expected to be adverse to, materially conflict with, or interfere with the regulatory approval, manufacture, marketing authorization or marketing efforts for EXPAREL® outside of the Field, in which case such dispute will be handled in accordance with Section 11 of this Agreement.

3.2    Responsibilities of Pacira.  Under the supervision of the JCCC, Pacira shall:

(a)    make available to Aratana copies of any and all documentation in possession of Pacira related to the Licensed Product including but not limited to research data and reports, regulatory materials and correspondence (including INDs and NDAs in U.S.), clinical and preclinical data (including all raw data), chemistry, manufacturing and controls (CMC) data, relevant to conducting animal clinical studies and obtaining Regulatory Approval in the Field in the Territory (collectively, the “Clinical Data”) and Aratana shall have the right to use the Clinical Data solely in connection with, and as necessary for, the Development and Commercialization of the Licensed Product;

(b)    provide to Aratana without charge (EXW Incoterms 2010 Pacira’s or its designee’s manufacturing facility) such reasonable quantities of Licensed Product in unlabeled 20ml Vials or 10ml Vials as necessary for Aratana to conduct such studies in the Field in the Territory as necessary to seek Regulatory Approvals in accordance with the Development Plan; If Pacira determines in its sole discretion to develop an additional vial size for Licensed Product, Pacira shall provide Aratana an opportunity to negotiate in good faith the terms under which Pacira would agree to supply the additional vial size to Aratana but in no instance shall Pacira be obligated to enter into an agreement to develop or supply Aratana with such additional vial size.

(c)    supply 20ml Vials and 10ml Vials to Aratana (EXW Incoterms 2010 Pacira’s manufacturing facility), at the transfer prices and otherwise pursuant to the terms and conditions set forth in the Supply Agreements; and

(d)    keep the JCCC reasonably informed of any activities concerning the manufacture of the Licensed Product, including those related to a Change in Process (as defined in the Supply Agreement).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.3    Responsibilities of Aratana.  Under the supervision of the JCCC, Aratana shall:

(a)    at its sole cost and expense and using Commercially Reasonable Efforts, be responsible for Development of Licensed Product in the Territory in accordance with the Development Plan approved by the JCCC;

(b)    use Commercially Reasonable Efforts to conduct or cause to be conducted such clinical studies necessary to achieve Regulatory Milestone C described in Section 5.2.1 below;

(c)    be responsible for the preparation and filing at its sole cost and expense of any Drug Approval Applications in the Territory, including an Administrative NADA, which Drug Approval Applications shall be filed no later than [***] days following receipt of the requisite technical section complete letters for each of the technical sections that fulfill the requirements for the approval of the Administrative NADA;

(d)    be responsible for the performance of all activities and undertakings as may be required by any Regulatory Authorities to obtain approval of the Drug Approval Applications;

(e)    at its sole cost and expense, be responsible for the Commercialization of the Licensed Product, including all sales and marketing activities, in the Field in the Territory;

(f)    following Delivery by Pacira be responsible for the labeling, packaging and shipping of bulk vials of the Licensed Product for commercial sale, utilizing such branding, trade names and trade dress selected by Aratana and approved by the JCCC;

(g)    following receipt of Regulatory Approval, be responsible at its sole cost and expense for (i) the maintenance and updating of all Regulatory Approvals as may be required by any Regulatory Authorities, including any post approval studies required by any Regulatory Authorities and pharmacovigilance and (ii) any user fees relating to the manufacturing of the Licensed Product for Aratana that are required by the FDA; and

(h)    such other activities requested by the JCCC.

3.4    Adverse Events.  The Parties agree to provide each other with Adverse Event information and product complaint information relating to Licensed Product as compiled and prepared by the Parties in the normal course of business in connection with the Development, Commercialization or sale of the Licensed Product, within time frames consistent with reporting obligations under applicable Law.  All reports, updates, Adverse Events, product complaint and other information provided by one Party to the other Party under this Agreement (including under this Section 3.4), shall be considered Confidential Information of the disclosing Party, subject to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

the terms of Section 6 hereof it being understood that the FDA may publish information relating to Adverse Events on its website.

3.5    Commercialization in the U.S.  In the event that Aratana proposes to exercise its rights pursuant to Section 2.2.2 to pursue a U.S. Sublicense or a co-promotion partner for the Commercialization of the Licensed Product in the U.S., Aratana shall, prior to entering into negotiations with any Third Party relating to such U.S. Sublicense, co-promotion agreement or similar arrangement, negotiate in good faith with Pacira for a period of [***] days regarding shared Commercialization rights between Aratana and Pacira in the Field in the U.S.; provided, however, that each Party’s decision to accept or reject such shared Commercialization rights on the terms offered by the other Party shall be made in its absolute discretion.

4.    ADDITIONAL OBLIGATIONS OF ARATANA

4.1    Compliance.  Aratana shall be solely responsible for compliance with all applicable Law in the Territory relating to the storage (following the delivery of the Licensed Product by Pacira), Development, Commercialization, and all other activities concerning the Licensed Product.

4.2    Permits and Licenses.  Aratana shall throughout the Term, at its expense, obtain and maintain any and all licenses, permits, orders, authorizations and consents required by any Regulatory Authorities in the Territory to perform its obligations under this Agreement.

4.3    Sale of Licensed Product.  Aratana shall use its Commercially Reasonable Efforts to market and sell the Licensed Product, either directly or through a Sublicensee, in the Territory in compliance with all applicable laws using techniques and methods which are customary in the pharmaceutical industry for veterinary products.

4.4    Exclusive Supplier.  During the Term, Aratana agrees to purchase all of its requirements for Licensed Product exclusively from Pacira, and Pacira agrees to supply the Licensed Product on the terms and conditions to be set forth in the Supply Agreements.

4.5    No Competing Products.  During the Term, neither Aratana nor any of its Affiliates shall Develop or Commercialize either directly or indirectly (including, but not limited to, by providing any assistance or license to any Third Party to do any of the foregoing), any injectable analgesic product preventing pain for at least 48-72 hours post-surgery as an active pharmaceutical ingredient labelled for the control of post-operative pain for surgical veterinary use (a “Competing Product”) other than the Licensed Product; provided however that this restriction shall not apply to (a) the grant of a license or sublicense by Aratana to a Third Party approved by Pacira either pursuant to Section 2.2.1 or 2.2.2 above. Notwithstanding anything herein to the contrary, Aratana shall not grant any Third Party (other than Pacira) a right of reference to any Drug Approval Application.

4.6    Use of Confidential Information.  Aratana shall only use Confidential Information for the purposes of this Agreement and shall not modify, copy or reverse engineer any aspect or component of the Licensed Product or Know-How nor shall Aratana authorize or permit

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

any Third Party to modify, copy or reverse engineer any aspect or component of the Licensed Product or Know How.

5.    PAYMENTS AND ROYALTIES

5.1    Upfront Payment.  In consideration of the grant of the licenses and rights hereunder, Aratana shall pay to Pacira the non-refundable sum of U.S. $1,000,000 (the “Upfront Payment Amount”) which amount was paid as of the execution of the Original Agreement.

5.2    Milestone Payments

5.2.1    Milestone Payments:  In further consideration of the grant of the license and rights by Pacira hereunder, and subject to the other terms of this Agreement (including the remainder of this Section 5), Aratana shall pay to Pacira the following milestone payments within [***] calendar days of achievement of the designated milestones:

Regulatory Milestone	Milestone Amount
A. [***]:	U.S. $[***]
B. [***]:	U.S. $[***]
C. [***]:[1]	U.S. $[***]
D. [***]:	U.S. $[***]
E. [***]:[2]	U.S. $[***]
Total Potential Regulatory Milestones	U.S. $2,500,000
Commercial Milestones
A. Upon achievement of annual Net Sales of Licensed Product of U.S. $50 Million in the Territory:	U.S. $[***]

________________________

1 [***]

2 [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

B. Upon achievement of annual Net Sales of Licensed Product of U.S. $100 Million in the Territory:	U.S. $[***]
C. Upon achievement of annual Net Sales of Licensed Product of U.S. $250 Million in the Territory:	U.S. $[***]
Total Potential Commercial Milestones	U.S. $40,000,000

5.2.2    Milestones Achieved Only Once: Each Regulatory and Commercial Milestone can only be achieved once.  After the Licensed Product achieves a regulatory or commercial milestone, payment shall not come due upon the achievement of the same milestone. As of the Effective Date, the Parties acknowledge that all Regulatory Milestones A, B, C, D and E have been paid.

5.2.3    Notice of Achievement of Milestones.  Aratana shall provide Pacira with notice of achievement of any Regulatory or Commercial Milestones within [***] calendar days of achievement of such Milestone.

5.3    Payment of Royalties; Royalty Rates

5.3.1    Royalty Payments.  Commencing on the Effective Date and continuing for the Term in the Territory, Aratana shall pay to Pacira royalty payments based on annual Net Sales by Aratana or its Affiliates in the Territory of the 20ml Vial as follows:

Territory	Annual Net Sales	Royalty Rate
U.S.	$[***]	[***]% [***]%
Ex-U.S.	$[***]	[***]% [***]%

5.3.2    During the Initial Price Term (as defined in the Amended Supply Agreement), Aratana shall not be obligated to pay any royalty payments based on annual Net Sales by Aratana or its Affiliates in the Territory of the 10ml Vial and thereafter, the Parties shall negotiate in good faith the applicable terms relating to the 10ml Vial in accordance with Section 5.1(b) of the Amended Supply Agreement.

All calculations for Sections 5.3.1 and 5.3.2 shall be done in U.S. dollars.  Royalties on sales by any Ex-U.S. Sublicensees and U.S. Sublicensees shall be paid in accordance with Sections 5.4.1 and 5.4.2 below.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.3.3    Third-Party Royalty Payments.  Should Aratana be required to pay royalties to a Third Party (excluding any SP Royalty (which, except as provided in Section 5.4.3, shall be the responsibility of Pacira) and any royalties due RDF under the RDF Agreement and not including any royalties that may be due Sublicensees for the sale of Licensed Product) in order to settle or avoid any Licensed Product Infringement Claim or Shared Product Infringement Claim in the Territory, the royalty paid to Pacira shall be reduced by [***] percent [***]% of the royalty paid to such Third Party, but in no event shall the royalty paid to Pacira for Net Sales in the Territory be reduced by more than [***] percent [***]%.

5.3.4    Royalty Floor.  Notwithstanding any reduction in Royalty Rate payable to Pacira as contemplated in Section 5.3.3 at no time shall the Royalty Rate paid to Pacira on Net Sales by Aratana in any jurisdiction in the Territory be reduced below [***]% for the 20ml Vial.  After the Initial Price Term, the Parties shall, in conjunction with their good faith negotiations in accordance with Section 5.1(b) of the Supply Agreement and assuming a royalty is established for the 10ml Vial, establish a royalty floor for the 10ml Vial.

5.3.5    Payment of Royalties.  Aratana shall make royalty payments owed to Pacira pursuant to Section 5.3 hereunder quarterly in arrears, within [***] calendar days from the end of each calendar quarter.  For purposes of determining when a sale of any Licensed Product occurs under this Agreement, the sale shall be deemed to occur on the earlier of (a) the date the Licensed Product (in final form) is shipped by Aratana or its Affiliates or Sublicensees for sale to a Third Party or (b) on the date of payment on the invoice to the purchaser of the Licensed Product.  Each royalty payment shall be accompanied by a report for each jurisdiction in the Territory in which sales of Licensed Products occurred in the calendar quarter covered by such statement, specifying: (i) the total gross sales and Net Sales (including an itemization of the deductions applied to gross sales to derive such Net Sales) in each jurisdiction’s currency; (ii) the number of units of Licensed Product sold (less damaged, rejected, returned or recalled Licensed Product) during the relevant Calendar Quarter; (iii) the applicable royalty rate under this Agreement; (iv) the royalties payable in each jurisdiction’s currency; (v) the applicable exchange rate to convert from each jurisdiction’s currency to U.S. dollars under Section 5.5 and (vi) the royalties payable in U.S. dollars.

5.4    Sublicense Payments.

5.4.1    Payments for Ex-U.S. Sublicenses.  Subject to any adjustments to royalty payments set forth in Section 5.4.2, Aratana shall pay to Pacira fifty percent (50%) of all (a) sublicense fees, milestones and royalty payments received by Aratana pursuant to any Ex-U.S. Sublicenses and (b) any profits, including any amounts by which resale/transfer price exceeds Product Price, derived by Aratana in connection with any transfer or resale of Bulk Product (as defined in the Supply Agreement) or Licensed Product to any Ex-U.S. Sublicensees as contemplated by the Supply Agreement; provided, however, that prior to making any such payments to Pacira, Aratana shall first be entitled to recoup from any upfront fees or milestone payments (but not from any royalty payments or supply revenue) received by Aratana from any Ex-U.S. Sublicensee its out-of-pocket Third Party direct, documented fees and expenses associated with any Drug Approval Applications for the Licensed Product in jurisdictions in the Territory outside the United States, including any fees and expenses associated with any Ex-U.S. clinical

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

program used for submission with any such Drug Approval Application (“Ex-U.S. Development Costs”).  For the avoidance of doubt, Aratana may not recoup identified and specified Ex-U.S. Development Costs against payments received pursuant to any Ex-U.S. Sublicense more than once.  Ex-U.S. Development Costs shall not include the Upfront Payment Amount or any milestone or royalty payments due or payable to Pacira hereunder and Aratana may not recoup any Ex-U.S. Development Costs against any payments due or payable to Pacira hereunder.  Aratana’s right to recoup expenses pursuant to this Section 5.4.1 shall also not supersede its payment obligations pursuant to Section 5.4.2 below.

5.4.2    SP Royalty Payments on Sales by Sublicensees in SP Royalty Territory.  In addition to Aratana’s obligation to pay to Pacira 50% of any sublicense fees, milestones and royalty payments received pursuant to Section 5.4.1 above, for as long as Pacira has an obligation to pay the SP Royalty, the Parties shall share in the responsibility for the SP Royalty in the SP Royalty Territory as follows:

(a)    If the royalty received from a Sublicensee is less than [***]% of Net Sales in the Third Party Royalty Territory, Pacira shall be responsible for [***]% and Aratana shall be responsible for [***]% of the SP Royalty such that Aratana shall pay to Pacira [***]% of any royalties on Net Sales received from a Sublicensee in the SP Royalty Territory;

(b)    If the royalty received from a Sublicensee is greater than or equal to [***]% but less than [***]% of Net Sales in the SP Royalty Territory, Pacira shall be responsible for [***]% and Aratana shall be responsible for [***]% of the SP Royalty such that Aratana shall pay to Pacira [***]% of any royalties on Net Sales received from a Sublicensee in the SP Royalty Territory;

(c)    If the royalty received from a Sublicensee is greater than or equal to [***]% of Net Sales in the SP Royalty Territory, Pacira shall be responsible for [***]% and Aratana shall be responsible for [***]% of the SP Royalty such that Aratana shall pay to Pacira [***]% of any royalties received on Net Sales from a Sublicensee in the SP Royalty Territory; and

(d)    For as long as Pacira has the obligation, Pacira shall pay the SP Royalties to SkyePharma in accordance with the terms of the SkyePharma Agreement.  Pacira shall also be responsible for payment to RDF of any amounts due under the RDF Agreement.

5.4.3    Payments for U.S. Sublicenses.  Aratana and Pacira shall equally share fifty percent (50%) of all (a) sublicense fees, milestones and royalty payments received by Aratana from any U.S. Sublicensees (b) any profits, including any amounts by which resale/transfer price exceeds Product Price, derived by Aratana in connection with any transfer or resale of Bulk Product (as defined in the Supply Agreement) or Licensed Product to any U.S. Sublicensees as contemplated by the Supply Agreement until Aratana recoups its out-of-pocket Third Party direct, documented fees and expenses associated with any Drug Approval Application in the United States for the Licensed Product, including any fees and expenses associated with the Development of the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Licensed Product in the U.S. (“U.S. Development Costs”), and any milestones (other than the Upfront Payment Amount) paid to Pacira hereunder.  Any sharing of royalty payments under this Section 5.4.3 shall be updated to reflect any sharing of SP Royalty as provided in Section 5.4.2.  Following Aratana’s recoupment of its U.S. Development Costs, except as provided below, the license granted to Aratana for the United States shall terminate and  Aratana shall no longer be entitled to receive any royalties or other payments due under the U.S. Sublicense with all rights thereunder reverting to Pacira, and upon such event Aratana shall comply with Section 10.3.5 below; provided, however, if Aratana enters into a U.S. Sublicense and is nevertheless able to continue to meet its financial obligations and royalty payments to Pacira as outlined in Sections 5.2 and 5.3.1, Aratana will be entitled to retain its rights to the Licensed Product and can retain all amounts in excess of the amounts due Pacira hereunder.

5.4.4    Payment of Sublicense Payments, etc.  Aratana shall pay to Pacira within [***] calendar days of receipt of its share of any payments received by Aratana pursuant to any Ex-U.S. Sublicense or U.S. Sublicense.  Each sublicense payment shall be accompanied by a report specifying (i) the sublicense fees, milestones and royalty payments received in each jurisdiction’s currency; (ii) an account of deductions taken for any U.S. Development Costs or Ex-U.S. Development Costs (as the case may be); (iii) the applicable exchange rate to convert from each jurisdiction’s currency to U.S. dollars under Section 5.5; (iv) a breakdown of any SP Royalty amounts; (v) the amount payable in United States Dollars; and (vi) any other information requested by Pacira.

5.5    Accounting.  All payments hereunder shall be made in U.S. dollars.  Conversion of foreign currency to United States dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal, East Coast edition) on the immediately preceding business day.  If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the Parties reasonably agree.

5.6    Taxes; Withholding; Restrictions on Payment.  Each Party shall pay the applicable taxes levied on all payments made to it under this Agreement.  If provision is made in Law or regulation of any jurisdiction for withholding of taxes of any type, levies or other charges with respect to any amounts payable under this Agreement to the other Party, the paying Party shall promptly pay such tax, levy or charge for and on behalf of the other Party to the proper governmental authority, and shall promptly furnish the other Party with receipt of such payment.  The paying Party shall have the right to deduct any such tax, levy or charge actually paid from payment due to the other Party or be promptly reimbursed by the other Party.  Each Party agrees to assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted and shall use all reasonable and legal efforts to reduce tax withholding on payments made hereunder. If by law, regulations or fiscal policy of a particular jurisdiction in the Territory, remittance of royalties in U.S. dollars is restricted or forbidden, written notice thereof shall promptly be given to Pacira, and payment of the royalty shall be made by the deposit thereof in local currency to the credit of Pacira in a recognized banking institution reasonably designated by Pacira by written notice to Aratana.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.7    Reports.  Following the date of First Commercial Sale of the first Licensed Product hereunder, Aratana shall, and shall require each of its Sublicensees to, provide monthly reports to Pacira no later than the [***] calendar day after the end of each such calendar month setting forth (i) the gross sales and Net Sales of Licensed Product in each jurisdiction of the Territory; (ii) the number of units of Licensed Product sold in each jurisdiction of the Territory; and (iii) such other information reasonably requested by Pacira.  Aratana also agrees to provide such information to, and reasonably cooperate with, Pacira as may be reasonably requested by Pacira in order to comply with its reporting obligations to SkyePharma and RDF.

5.8    Records Retention; Review.

5.8.1    Royalties.  Commencing as of the date of First Commercial Sale of the first Licensed Product hereunder, Aratana and its Affiliates and Sublicensees shall keep for at least [***] years from the end of the calendar year to which they pertain complete and accurate records of sales by Aratana or its Affiliates and Sublicensees, as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the payments hereunder to be confirmed.

5.8.2    Review.  Subject to the other terms of this Section 5.8.2, at the request of Pacira, which shall not be made, without cause, more frequently than [***] per calendar year during the Term, upon at least [***] calendar days’ prior written notice from Pacira, and at the expense of Pacira (except as otherwise provided herein), Aratana shall permit an independent certified public accountant reasonably selected by Pacira and reasonably acceptable to Aratana to inspect (during regular business hours) the relevant records required to be maintained by Aratana under this Section 5.8 for any period within the preceding [***] calendar years.  In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this Section 5.8.  Results of any such review shall be binding on both Parties absent manifest error.  Each Party agrees to treat the results of any such accountant’s review of the other Party’s records under this Section 5.8 as Confidential Information of the other Party subject to the terms of Section 6.  If any review reveals either (i) a deficiency in the calculation and/or payment of royalties, milestones or other amounts due Pacira hereunder by Aratana or (ii) an overpayment of royalties, milestones or other payments due Pacira hereunder, then: (a) Aratana shall promptly pay Pacira the amount remaining to be paid for an underpayment or take a credit towards payment of royalties for the next calendar quarter for an overpayment, and (b) if there is an underpayment exceeding [***] percent [***] of any such payment, Aratana shall pay all reasonable costs and expenses incurred by Pacira in connection with the review.

5.8.3    Other Parties.  Aratana shall include in any agreement with its Affiliates or Sublicensees terms requiring such party to retain records as required in this Section 5.6 and to permit Pacira to inspect such records as required by this Section 5.8.3.

6.    TREATMENT OF CONFIDENTIAL INFORMATION

6.1    Confidential Obligations.  Pacira and Aratana each recognize that the other Party’s Confidential Information constitutes highly valuable and proprietary confidential

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

information.  Pacira and Aratana each agree that during the Term and for [***] years thereafter, it will keep confidential, and will cause its employees, consultants, Affiliates and Sublicensees to keep confidential, all Confidential Information of the other Party; provided, however that Aratana’s and its employees’, consultants’, Affiliates’ and Sublicensees’ obligation to keep confidential with respect to Pacira’s Know How and trade secrets related to the Licensed Product and know how related to its proprietary manufacturing drug delivery systems shall continue in perpetuity.  Neither Pacira nor Aratana nor any of their respective employees, consultants, Affiliates or Sublicensees shall use Confidential Information of the other Party for any purpose whatsoever other than exercising any rights granted to it or reserved by it hereunder.  Without limiting the foregoing, each Party may disclose information to the extent such disclosure is reasonably necessary to (a) file and prosecute patent applications and/or maintain patents which are filed or prosecuted in accordance with the provisions of this Agreement, or (b) file, prosecute or defend litigation in accordance with the provisions of this Agreement or (c) comply with applicable laws, regulations or court orders; provided, however, that if a Party is required to make any such disclosure of the other Party’s Confidential Information in connection with any of the foregoing, it will give reasonable advance notice to the other Party of such disclosure requirement and will use reasonable efforts to assist such other Party in efforts to secure confidential treatment of such information required to be disclosed.

6.2    Limited Disclosure and Use.  Pacira and Aratana each agree that any disclosure of the other Party’s Confidential Information to any officer, employee, consultant or agent of the other Party or any of its Affiliates or Sublicensees shall be made only if and to the extent necessary to carry out its rights and responsibilities under this Agreement, shall be limited to the maximum extent possible consistent with such rights and responsibilities and shall only be made to the extent any such persons are bound by written confidentiality obligations to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement.  Pacira and Aratana each further agree not to disclose or transfer the other Party’s Confidential Information to any Third Parties under any circumstance without the prior written approval from the other Party (such approval not to be unreasonably withheld), except as otherwise required by applicable Law, and except as otherwise expressly permitted by this Agreement.  Each Party shall take such action, and shall cause its Affiliates or Sublicensees to take such action, to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information, using, in all such circumstances, not less than prudent and reasonable care.  Each Party, upon the request of the other Party, will return all the Confidential Information disclosed or transferred to it by the other Party pursuant to this Agreement, including all copies and extracts of documents and all manifestations in whatever form, within [***] calendar days of such request or, if earlier, the termination or expiration of this Agreement; provided however, that a Party may retain (a) any Confidential Information of the other Party relating to any license which expressly survives such termination and (b) one (1) copy of all other Confidential Information in inactive archives solely for the purpose of establishing the contents thereof.

6.3    Public and Private Disclosure.  Neither Party may publicly disclose the existence or terms or any other matter of fact regarding this Agreement and any ancillary agreements without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party may make such a

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

disclosure and provide a copy of this Agreement and any ancillary agreements to the extent required by applicable Law or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded.  In the event that such disclosure is required as aforesaid, the disclosing Party shall make reasonable efforts to provide the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure.  Once such press release or any other written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosure of the contents of such statement without the further approval of the other Party.  Notwithstanding the foregoing, either Party may disclose to a Third Party the existence or terms or any other matter of fact regarding this Agreement and any ancillary agreements and provide a copy of this Agreement and any ancillary agreements without the prior written consent of the other Party: (i) pursuant to, and in accordance with, any existing contractual obligations with such party or (b) if such Third Party is an investor or a prospective investor, purchaser, partner, lender or other potential financing source (or a representative of any of the foregoing) who is obligated in writing to keep such information confidential.

6.4    Use of Name.  Neither Party shall employ or use the name of the other Party in any promotional materials or advertising without the prior express written permission of the other party.

7.    PROVISIONS CONCERNING THE OWNERSHIP, FILING, PROSECUTION AND MAINTENANCE OF INTELLECTUAL PROPERTY

7.1    Third Party Licensors.  The Parties agree and acknowledge that each of Pacira, RDF and OctoPlus have certain respective rights and obligations under the RDF Agreement and the OctoPlus Agreement.  The Parties agree that this Section 7 shall be subject in all respects to the applicable terms and conditions of the RDF Agreement and the OctoPlus Agreement and, in the event of any conflict between the terms of the RDF Agreement or the OctoPlus Agreement, on the one hand, and this Agreement, on the other hand, the terms of the RDF Agreement or the OctoPlus Agreement, as applicable, shall govern.

7.2    Patent Filing, Prosecution and Maintenance.  Subject to the other terms of this Section 7, Pacira shall be responsible for preparing, filing, prosecuting, obtaining and maintaining, at its sole cost and expense, all Licensed Patent Rights in the Territory.

7.3    Notice of Infringement.  If, during the Term, either Party learns of any actual, alleged or threatened infringement by a Third Party of any Licensed Patent Rights under this Agreement, such Party shall promptly (but no later than [***] business days) notify the other Party and shall provide such other Party with available evidence of such infringement.

7.4    Infringement of Patent Rights.

7.4.1    By Pacira.  Pacira shall have the first right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against any actual, alleged or, based on the reasonable belief of Pacira, threatened infringement or misappropriation of the Licensed Patent Rights in the Territory in the Field, or to defend an action seeking declaratory

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

judgment filed against Pacira with respect to the Licensed Patent Rights in the Territory in the Field.  Pacira shall have sole control over the prosecution and settlement of such claims.  Aratana shall have the right, at its own expense, to be represented in any such action by Pacira by counsel of Aratana’s own choice subject to approval by Pacira.

7.4.2    Intentionally Omitted.

7.4.3    Allocation of Recovery.  Any damages, monetary awards or other amounts recovered (net of any amounts due to RDF or OctoPlus), whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 7.4, shall be applied as follows:

(a)    First, to reimburse the Parties on a pro rata basis for their respective costs and expenses (including reasonable attorneys’ fees and costs) incurred in prosecuting such enforcement action; and

(b)    Second, [***] percent [***]% to Aratana and [***] percent [***]% to Pacira.

7.4.4    Cooperation.  If either Party brings any such action or proceeding contemplated by this Section 7.4, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance including prompt access to witnesses and documents within such other Party’s control and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.

7.5    Defense of Claims.

7.5.1    Pacira shall have the first right (but not the obligation) to defend any Licensed Product Infringement Claim.  If Pacira determines to defend such Licensed Product Infringement Claim, Pacira shall have sole control over the defense and settlement of such Licensed Product Infringement Claims; provided,  however, that Aratana shall be entitled in each instance to participate in an advisory capacity through counsel of its selection at its own expense.  Aratana agrees to give Pacira reasonable assistance and authority to defend the suit.  If Pacira declines to defend such Licensed Product Infringement Claim, Aratana may defend such claim; provided,  however, Aratana may not settle any Licensed Product Infringement Claim without the consent of Pacria.  Any damages and costs (but exclusive of any related royalty payments which are the subject of Section 5.3.2) generated in the defense of such Licensed Product Infringement Claims by Pacira (other than costs and expenses incurred by Aratana from its participation in such claim pursuant to this Section 7.5.1, which shall be borne solely by Aratana) shall be borne [***]% by Aratana and [***]% by Pacira.

7.5.2    Pacira shall have the first right (but not the obligation) to defend any Shared Infringement Claim.  If Pacira determines to defend such Shared Product Infringement Claim, Pacira shall have sole control over the defense and settlement of such Shared Infringement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Claims; provided,  however, that Aratana shall be entitled in each instance to participate in an advisory capacity through counsel of its selection at its own expense.  Aratana agrees to give Pacira reasonable assistance and authority to defend the suit.  Any damages and costs (but exclusive of any related royalty payments which are the subject of Section 5.3.2) generated in the defense of such Shared Infringement Claims (other than costs and expenses incurred by Aratana from its participation in such claim pursuant to this Section 7.5.2, which shall be borne solely by Aratana) shall be borne by Aratana and Pacira on a pro rata basis based on the aggregate net sales of the Licensed Product and EXPAREL® in the applicable jurisdiction of the Territory for the twelve-month period ending on the date of filing of the Shared Infringement Claim.

8.    REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1    Representations, Warranties and Covenants.  Each Party hereby represents, warrants and covenants to the other Party as of the Effective Date, as follows:

8.1.1    Such Party (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (ii) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement.  This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

8.1.2    Such Party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such Party’s activities related to this Agreement have violated, or that by conducting the activities as contemplated in this Agreement such Party would violate, any of the intellectual property rights of any Person (after giving effect to the license grants in this Agreement).

8.1.3    All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations under this Agreement have been obtained (other than such consents, approvals and authorizations that the Parties will obtain in the course of performing their obligations under this Agreement).

8.1.4    The execution and delivery of this Agreement the performance of such Party’s obligations hereunder (i) do not conflict with or violate in any material way any requirement of applicable Law, (ii) do not conflict with or violate any provision of the articles of incorporation, bylaws, limited partnership agreement or any similar instrument of such Party, and (iii) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

8.2    Additional Representations, Warranties and Covenants of Aratana.  Aratana represents, warrants and covenants to Pacira, as of the Effective Date, that:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.2.1    Aratana (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and (ii) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

8.2.2    Neither Aratana nor any of its Affiliates has been debarred or is subject to debarment and neither Aratana nor any of its Affiliates shall use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the U.S. Act (21 U.S.C 335a), or who is the subject of a conviction described in such section.  Aratana agrees to inform Pacira in writing immediately if it or any Person who is performing services on behalf of Aratana under this Agreement is debarred or is the subject of a conviction described in Section 306 of the U.S. Act, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the knowledge of Aratana, is threatened, relating to the debarment or conviction of Aratana or any Person performing services on behalf of Aratana under this Agreement.

8.2.3    Aratana will use Commercially Reasonable Efforts to Develop and Commercialize the Licensed Product for the Field in the Territory.

8.2.4    Aratana and its Affiliates have launched the 20ml Vial in the United States and agree to launch the 10ml Vial in the United States within [***] months of receiving regulatory approval and having necessary quantities (as reflected in the Forecast) of the 10ml Vial size sufficient for launch.  Aratana and its Affiliates shall launch Licensed Product (in each approved vial size) within [***] months of Regulatory Approval and having necessary quantities(as reflected in the Forecast) of the appropriate vial size sufficient for launch in the other countries of the Primary Territory.

8.2.5    Aratana has, or will have, the necessary financial resources available to it to consummate the transactions contemplated hereby and satisfy its obligations hereunder, in each case when and as contemplated by this Agreement.

8.3    Additional Representations, Warranties and Covenants of Pacira.  Pacira represents, warrants and covenants to Aratana, as of the Effective Date, that:

8.3.1    Pacira (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and (ii) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

8.3.2    Neither Pacira nor any of its Affiliates has been debarred or is subject to debarment and neither Pacira nor any of its Affiliates shall use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the U.S. Act, or who is the subject of a conviction described in such section.  Pacira agrees to inform Aratana in writing immediately if it or any Person who is performing services on behalf of Pacira under this Agreement is debarred or is the subject of a conviction described in Section 306 of the U.S. Act, or if any action, suit, claim, investigation or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

legal or administrative proceeding is pending or, to the knowledge of Aratana, is threatened, relating to the debarment or conviction of Pacira or any Person performing services on behalf of Pacira under this Agreement.

8.3.3    Pacira shall pay when due any SP Royalties to SkyePharma and maintain the SkyePharma Agreement in effect as necessary to enable Aratana to exercise the rights being granted hereunder.

8.3.4    Pacira owns or Controls, and has the right, power, and authority to license, the Licensed Patent Rights and Know-How to Aratana under this Agreement.

8.3.5    Pacira has not granted or will grant during the term of this Agreement any license, or right of any similar nature with respect to any Licensed Patent Rights or Know-How which would conflict with the license granted to Aratana under this Agreement.

8.3.6    To the knowledge of Pacira, all of the Licensed Patent Rights that have issued are valid and enforceable, and no proceeding is pending or, to the knowledge of Pacira, threatened, nor to the knowledge of Pacira has any claim been made, which challenges or challenged the legality, validity, or enforceability of any Licensed Patent Right.

8.3.7    All maintenance fees, annuity payments, and similar payments relating to the Licensed Patent Rights to be made by Pacira prior to the date hereof have been made and all such payments to be made by Pacira on or after the date hereof, solely to the extent Pacira determines, in its sole discretion, that its continued payment of any such fee is warranted or desired, will be made in a timely manner during the Term; provided, however, that notwithstanding the foregoing, if Pacira exercises it right under this Section 8.3.7 to cease payment of any maintenance fees, annuity payments, or similar payments relating to the Licensed Patent Rights, Pacira will, not less than [***] calendar days prior to such non-payment, inform Aratana of such decision and upon receipt of such notice, Aratana shall have [***] calendar days to notify Pacira of its election to make such payment or to direct Pacira to make such payment and promptly reimburse Pacira for doing so (Aratana’s failure to deliver such notice to Pacira within the [***]-day period shall constitute a waiver of Aratana’s rights under this Section 8.3.7).

8.3.8    To the knowledge of Pacira, Aratana’s exercise of its license rights in accordance with the terms of this Agreement will not infringe any patent or other intellectual property rights of any Third Party.

8.4    Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY (AND THEIR RESPECTIVE AFFILIATES) HEREBY DISCLAIMS ANY AND ALL WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING WITH RESPECT TO ANY TECHNOLOGY LICENSED UNDER THIS AGREEMENT, INCLUDING ANY WARRANTY OF QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.  FOR THE AVOIDANCE OF DOUBT, NOTHING CONTAINED IN THIS SECTION 8.4 SHALL OPERATE TO LIMIT OR INVALIDATE ANY EXPRESS WARRANTY CONTAINED HEREIN.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

9.    INDEMNIFICATION

9.1    Indemnification.

9.1.1    Aratana Indemnity.  Subject to Section 9.1.2 below, Aratana shall indemnify, defend and hold harmless Pacira, its Affiliates and their respective directors, officers, employees, stockholders and agents and their respective successors, heirs and assigns (the “Pacira Indemnitees”) from and against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon such Pacira Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters, to the extent arising out of (a) the Development or Commercialization of the Licensed Product by any person of or in connection with Licensed Product in the Territory sold by Aratana or any Affiliate or Sublicensee under this Agreement, (b) any material breach of this Agreement by Aratana, or (c) the gross negligence, willful misconduct or violation of applicable Law on the part of Aratana or any Affiliate or Sublicensee, in any such case under this Section 9.1.1, except to the extent of Pacira’s responsibility therefor under Section  9.1.2 below.

9.1.2    Pacira Indemnity.  Subject to Section 9.1.1 above, Pacira shall indemnify, defend and hold harmless Aratana, its Affiliates and Sublicensees and their respective directors, officers, employees, and agents, and their respective successors, heirs and assigns (the “Aratana Indemnitees”), from and against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon such Aratana Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (but excluding any patent infringement matters, which are governed by Section 7 above), to the extent arising out of (a) any material breach of this Agreement by Pacira or (b) the gross negligence, willful misconduct or violation of applicable Law on the part of Pacira, in any such case under this Section 9.1.2, except to the extent of Aratana’s or any Affiliate’s or Sublicensee’s responsibility therefor under Section  9.1.1 above.

9.2    Indemnification Procedures.  In the event that any Indemnitee is seeking indemnification under Section 9.1 above from a Party (the “Indemnifying Party”), the other Party shall notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim, and the Party (on behalf of itself and such Indemnitee) shall permit the Indemnifying Party to assume direction and sole control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim.  The indemnification obligations under Section 9 shall not apply to any harm suffered as a direct result of any delay in notice to the Indemnifying Party hereunder or to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably.  The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by Section 9.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

9.3    Insurance.

9.3.1    Pacira Insurance.  In the event Aratana obtains insurance pursuant to Section 9.3.2 below, Pacira shall thereafter, during the remainder of the Term and for a period of [***] years after the expiration date of the last unit of Licensed Product sold by Aratana, maintain a policy of product liability insurance for the Product insuring against personal injury, death and damage to property.  The said policy shall have a liability limit of not less than [***]. dollars $[***] per occurrence and in the aggregate, and shall be maintained with a financially sound and reputable insurer.  If the above required insurance policy is written on a claims made basis, such policy must include a provision for an extended reporting period of not less than [***] months.  Pacira will provide [***] calendar days written notice to Aratana prior to any cancellation.  Pacira shall, within [***] calendar days from the date of obtaining insurance coverage, furnish to Aratana a certificate of insurance evidencing the foregoing coverage.

9.3.2    Aratana Insurance.  Aratana shall to the extent available, during the Term and for a period of [***] years after the expiration date of the last unit of Licensed Product sold by Aratana, maintain a policy of product liability insurance for the Licensed Product insuring against personal injury, death and damage to property.  The said policy shall have a liability limit of not less than [***] U.S. dollars $[***] per occurrence and in the aggregate, and shall be maintained with a financially sound and reputable insurer.  If the above required insurance policy is written on a claims made basis, such policy must include a provision for an extended reporting period of not less than [***] months.  Aratana shall provide [***] calendar days’ written notice to Pacira prior to any cancellation.  Aratana shall, within [***] calendar days from the date of obtaining insurance coverage furnish to Pacira a certificate of insurance evidencing the foregoing coverage.

9.4    Survival.  The indemnification obligations set forth in this Section 9 shall survive the termination of this Agreement and remain in full force and effect for an indefinite period after termination in relation to any claim based on events which occur during the Term.

9.5    Limitation of Liability.  Except in the event of a Party’s fraud, gross negligence or willful misconduct or a breach by Aratana (or any of its Affiliates or Sublicensees) of any exclusivity or confidentiality obligations under this Agreement, in no event shall either Party be liable to compensate the other Party for any indirect, incidental, punitive, special or consequential damages, including, without limitation, loss of anticipated profits, loss of time, or loss of opportunity, in connection with this Agreement or any breach thereof, and whether any such loss or damage may be based upon principles of contract, warranty, negligence or other tort, the failure of any limited or exclusive remedy to achieve its essential purpose, or for any other reason whatsoever.

10.    TERM AND TERMINATION

10.1    Term.  This Agreement shall commence on the Effective Date and unless terminated earlier in accordance with the provisions hereof shall continue for a period of fifteen (15) years (“Initial Term”).  Upon expiration, provided that Aratana is not in any material breach of its obligations or any condition, representation, warranty or covenant under this Agreement or

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the Supply Agreement, Aratana shall have the option to renew this Agreement (subject to the provisions of Section 10.2.6) for a single five (5) year term (the “Renewal Term”) upon written notice to Pacira no later than six (6) months prior to the end of the Initial Term.  The Initial Term and the Renewal Term, if applicable, are referred to herein as the “Term.”

10.2    Termination Rights.

10.2.1    Termination for Breach.  Subject to the other terms of this Agreement, this Agreement and the rights and options granted herein may be terminated by either Party upon any material breach by the other Party of any material obligation or condition, representation, warranty or covenant effective [***] calendar days after giving written notice to the breaching Party which notice shall describe such breach in reasonable detail.  The foregoing notwithstanding, if such default or breach is cured or remedied or shown to be non-existent within the aforesaid [***] day period the notice shall be automatically withdrawn and of no effect.  If the Parties agree in writing, the [***] day period may be extended.  However, prior to giving any notice of termination for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Section 11.

10.2.2    Termination for Non-Payment.  Pacira may terminate this Agreement on thirty (30) calendar days’ written notice to Aratana upon the failure of Aratana to pay any amounts due hereunder.

10.2.3    Termination upon Termination of the Supply Agreement.  This Agreement shall automatically terminate upon Pacira’s termination of the Supply Agreement in accordance with the terms thereof.

10.2.4    Termination for Failure to Receive Regulatory Approval.  Pacira may terminate this Agreement (i) with respect to the United States and each country in the European Union, on a county-by-country basis on [***] calendar days’ written notice in the event Aratana does not obtain Regulatory Approval for the Licensed Product in such country within [***] years of the Effective Date, or (ii) with respect to jurisdictions other than the United States and European Union (the “Other Jurisdictions”) on a country by country basis on [***] calendar days’ written notice; if Aratana has not commenced Development and dosed its first patient/subject in support of obtaining Regulatory Approval for the Licensed Product in the Other Jurisdictions within [***] years of the Effective Date.

10.2.5    Termination for Failure to Achieve the First Commercial Sale Within [***] Months of Regulatory Approval.  Pacira may terminate this Agreement on sixty (60) calendar days’ written notice to Aratana with respect to any jurisdiction in the Territory on a country by country basis in the event Aratana or its Sublicensee fails to achieve the First Commercial Sale of the Licensed Product (in each approved vial size) within [***] months of receipt of Regulatory Approval in such jurisdiction.

10.2.6    Termination for Failure to Achieve Minimum Annual Revenue.  Commencing on January 1, 2023 or January 1 following the full calendar year after the termination of the Initial Price Term, whichever occurs first, either Party may terminate this Agreement on

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thirty (30) calendar days’ written notice to the other Party in the event that Aratana and/or its Sublicensees fail to achieve sufficient Net Sales to provide to Pacira annual revenue of not less than U.S. $[***], which shall be calculated using the revenue from the prior calendar year (the “Minimum Annual Revenue”) under this Agreement, provided, however, that should Pacira exercise its right to terminate under this Section 10.2.6, Aratana shall have the option to pay Pacira an additional “make-whole” payment to satisfy the Minimum Annual Revenue within [***] calendar days of its receipt of Pacira’s notice of termination, in which case such payment shall negate Pacira’s ability to terminate the Agreement under this Section 10.2.6 solely with respect to the failure to achieve the Minimum Annual Revenue for such year.  Should Aratana exercise its right to extend the Term, the Parties shall work in good faith to renegotiate the Minimum Annual Revenue taking into consideration the global sales of the Licensed Product.  The revised Minimum Annual Revenue amount shall be agreed upon within [***] calendar days prior to the commencement of the Renewal Term.

10.2.7    Termination for Bankruptcy.  In the event that either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) calendar days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

10.2.8    Termination Following Generic Intrusion.  Following Generic Intrusion in the Territory by a Third Party and considering the recommendation of the JCCC pursuant to Section 3 hereof, the Parties shall discuss whether it is commercially reasonable for Pacira to continue to supply, and for Aratana to continue to sell, Licensed Product in such country with a Generic Intrusion.  In the event either Party indicates to the other Party that, as a result of its good faith assessment, it is not commercially reasonable for it to continue to meet its obligations under the existing terms of this Agreement or the Amended Supply Agreement in such country with a Generic Intrusion, the Parties agree to discuss in good faith whether a possible modification to the terms of this Agreement and the Amended Supply Agreement could be negotiated in order to continue to make Licensed Product commercially available in such country, it being understood that neither Party shall be obligated to modify the then existing terms of this Agreement or the Amended Supply Agreement.  In the event the Parties are unable to reach agreement on a possible modification to the terms of this Agreement or the Amended Supply Agreement after a [***] calendar day period of good faith negotiations, Aratana may terminate this Agreement in such country with a Generic Intrusion upon [***] calendar days’ written notice to Pacira.

10.2.9    Termination by Mutual Consent.  This Agreement may be terminated upon mutual consent of the Parties.

10.2.10    Voluntary Termination by Aratana.  Aratana may terminate this Agreement or any of the licenses granted under this Agreement, on a country-by-country basis within the Territory, at any time and without specifying a reason therefor, in each case on thirty (30) calendar days’ written notice to Pacira; provided, however, that the foregoing termination right shall not apply to the United States or any country in the European Union.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

10.3    Effects of Termination.  Upon any termination of this Agreement pursuant to Section 10.2, on a jurisdiction-by-jurisdiction basis, as of the effective date of such termination, all licenses granted to Aratana hereunder in such jurisdiction shall terminate and all rights to the Licensed Product and the Licensed Patent Rights and Know-How in such jurisdiction (in each case to the extent not applicable to ongoing licenses in non-terminated jurisdictions) shall be returned to Pacira, provided, however, that:

10.3.1    Aratana shall retain, for a period of [***] calendar days from the effective date of expiration or termination, a nonexclusive license to the Licensed Patent Rights and Know-How as necessary to sell off any Licensed Product in inventory or on order as of the effective date of such termination or expiration (and Aratana shall pay Pacira any Royalty Payments due with respect to such sales);

10.3.2    Neither Party shall be under any further obligation to the other in relation to the Licensed Product in the Territory provided, however that Pacira shall fulfill, and Aratana shall pay for, any Purchase Order placed by Aratana under the Supply Agreement and accepted by Pacira prior to the effective date of termination of this Agreement;

10.3.3    Aratana shall forthwith make all payments due to Pacira (including any Royalty Payments with respect to the period prior to the effective date of termination and the period during which Aratana’s exercises it sell-off rights under Section 10.3.1 above);

10.3.4    Neither Party shall have any rights in relation to the Confidential Information of the other Party.  Each Party shall return to the other Party all of the other Party’s Confidential Information and copies thereof (whatever the format) except for copies that must be retained in order to comply with applicable Laws, which information may be retained, but only for so long as required and subject to the confidentiality obligations herein; and

10.3.5    Aratana shall (and shall cause its Affiliates and Sublicensees to): (i) assign or re-assign, as applicable, to vest in Pacira all right, title and interest in all Regulatory Approvals and Drug Approval Applications for the Licensed Product in all respects (upon which Aratana shall have no further rights of any nature with respect to such Regulatory Approvals and Drug Approval Applications); (ii) assign (or, if a non-owned asset or right, exclusively license) to Pacira all rights to any intellectual property or know-how Controlled by Aratana or its Affiliates or Sublicensees with respect to the Licensed Product; (iii) deliver to Pacira all files and documents relating to any of the foregoing and/or containing any product information including any clinical data, protocols and other documents related to the Development or Commercialization of the Licensed Product; and (iv) reasonably cooperate with Pacira to ensure the smooth transition of the marketing, distribution and sale of the Licensed Product in the Territory to Pacira or its designee.

10.4    Remedies.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 10 are in addition to any other relief and remedies available to either Party at law.

10.5    Surviving Provisions.  Other than Section 10.2 herein, notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 6, 7

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and 9 as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term.  Without limiting the generality of the foregoing, Aratana shall have no obligation to make any milestone or royalty payment to Pacira that has not accrued prior to the effective date of any termination of this Agreement, but shall remain liable for all such payment obligations accruing prior to the effective date of such termination and any milestone payment which becomes due as a result of the sell-off period provided under Section 10.3.1 above.

11.    DISPUTES

11.1    Negotiation.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term that relates to either Party’s rights and/or obligations hereunder.  In the event of the occurrence of such a dispute (other than a claim for non-payment under ¨Section 10.2.2), either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors, for attempted resolution by good faith negotiations within [***] calendar days after such notice is received.  Said designated senior officials are as follows:

For Aratana:    Chief Executive Officer, or its designee

For Pacira:       Chief Executive Officer, or its designee

In the event the designated senior officials are not able to resolve such dispute within the [***] day period, either Party may invoke the provisions of Section 11.2.  Failure to invoke Section 11.2 may cause the Agreement to be subject to an assertion of termination.

11.2    Arbitration.  Subject to Section 11.1, any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement, or the performance by either Party of its obligations under this Agreement (other than bona fide Third Party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration.  Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party.  Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators appointed in accordance with such rules with the arbitration taking place in New Jersey.  The method and manner of discovery in any such arbitration proceeding shall be governed by the laws of the State of New Jersey.  The arbitrators shall have the authority to grant injunctions and/or specific performance and to allocate between the parties the costs of arbitration in such equitable manner as they determine.  Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be.  In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations.  Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to

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protect the rights or property of such Party, pending the selection of the arbitrators hereunder or pending the arbitrators’ determination of any dispute, controversy or claim hereunder.

12.    MISCELLANEOUS

12.1    Notification.  All notices, requests and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by facsimile transmission (to be followed with written confirmation by overnight courier providing evidence of receipt), (iii) sent by overnight courier providing evidence of receipt, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.  The addresses and other contact information for the parties are as follows:

If to Pacira:	Pacira Pharmaceuticals, Inc. 5 Sylvan Way Parsippany, NJ 07054 Attn: David Stack, CEO Facsimile No.: [***] Telephone No.: [***] Email: [***]
With a copy to:	Pacira Pharmaceuticals, Inc. 5 Sylvan Way Parsippany, NJ 07054 Attn: Corporate Counsel Facsimile No.: (973) 267-0050 Email: Contracts@Pacira.com
If to Aratana:	Aratana Therapeutics, Inc. 11400 Tomahawk Creek Parkway Suite 340 Leawood, KS 66211 ATTN: Steven St. Peter Facsimile No. (913) 904-9641: Telephone No.: (913) 353-1000 Email: [***]

All notices, requests and other communications hereunder shall be deemed to have been delivered upon receipt.

12.2    Language.  This Agreement has been prepared in the English language and the English language shall control its interpretation.

12.3    Governing Law.  This Agreement will be construed, interpreted and applied in accordance with the laws of the State of New Jersey, excluding its conflict of law rules.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.4    Limitations.  Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

12.5    Entire Agreement.  This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof.  No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

12.6    Waiver.  The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance.  The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same.  No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

12.7    Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

12.8    Assignment.  Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by Aratana without the prior express written consent of Pacira, except with respect to a transfer to Affiliate or pursuant to a sale of substantially all of the assets of Aratana.  The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties. Any transfer by Aratana other than in accordance with the terms hereof shall be void and shall entitle Pacira to immediately terminate this Agreement.

12.9    Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party.  In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

12.10    Construction.  The Parties hereto acknowledge and agree that:  (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

12.11    Severability.  If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable Law from time to time in effect during the License Term, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party’s rights under this Agreement are not materially affected.  The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a

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reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

12.12    Status.  Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

12.13    Section 365(n).  All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined in Section 101 of such Code.  The Parties agree that Aratana may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether either Party files for bankruptcy in the United States or other jurisdiction.  The Parties further agree that, in the event Aratana elects to retain its rights as a licensee under such Code, Aratana shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology.  Such embodiments of the technology shall be delivered to Aratana not later than: (a) the commencement of bankruptcy proceedings against Pacira, upon written request, unless Pacira elects to perform its obligations under the Agreement, or (b) if not delivered under clause (a) of this Section 12.13, upon the rejection of this Agreement by or on behalf of Aratana, upon written request.

12.14    Export Compliance.  Aratana and its Affiliates and Sublicensees shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries.  Aratana hereby gives written assurance that it will comply with, and will cause its Affiliates and Sublicensees to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it will indemnify, defend, and hold Aratana harmless (in accordance with Section 9) for the consequences of any such violation.

12.15    Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.16    Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, each of the Parties have caused this Amended and Restated   Exclusive License, Development and Commercialization Agreement to be executed by its duly authorized representative as of the Effective Date.

PACIRA PHARMACEUTICALS, INC.:	ARATANA THERAPEUTICS, INC.:
By: /s/ Daina Borteck	By: /s/ Steven St. Peter
Name: Daina Borteck	Name: Steven St. Peter
Title: Associate General Counsel	Title: President and CEO
Date: July 3, 2018	Date: June 29, 2018

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.36

LICENSED PATENTS

See attached

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EXPAREL PATENTS

COUNTRY	SERIAL#	PATENT#

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXPAREL PATENTS

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXPAREL PATENTS

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.37

LICENSED PRODUCT

DepoBupivacaine™ Extended Release Liposome Injection

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

Amended Supply Agreement

[See publicly filed agreement as exhibit to Aratana’s Form 10-Q for quarter ended June 30, 2018]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.